OLD WESTBURY FUNDS, INC.
(the “Corporation”)

Old Westbury U.S. Large Cap Fund
Old Westbury Non-U.S. Large Cap Fund
Old Westbury Global Small & Mid Cap Fund
Old Westbury Municipal Bond Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement Dated September 15, 2011 to the
Prospectus and Statement of Additional Information dated March 1, 2011, as supplemented

This supplement provides notice of certain changes and additional information beyond that contained in the Prospectus and the Statement of Additional Information and should be read in conjunction with the Prospectus and the Statement of Additional Information.

Notice Relating to Old Westbury U.S. Large Cap Fund and Old Westbury Non-U.S. Large Cap Fund

IMPORTANT NOTICES REGARDING CHANGES IN FUND NAMES AND INVESTMENT POLICIES

At a meeting held on September 12, 2011, the Board of Directors of the Corporation (the “Board”) approved changes to Old Westbury U.S. Large Cap Fund’s and Old Westbury Non-U.S. Large Cap Fund’s name, principal investment strategies, portfolio managers and benchmark index, each as described below. These changes are part of a broader initiative involving repositioning the investment focus and strategies of these Funds (the “Repositioning”). Also as part of the Repositioning, the Board approved, pursuant to exemptive relief granted by the Securities and Exchange Commission with respect to the hiring, termination and replacement of sub-advisers, the engagement of two new sub-advisers for the Old Westbury Non-U.S. Large Cap Fund upon the implementation of the Repositioning and, subject to shareholder approval, an increase in the investment advisory fee rates (the “Proposed Fee Change”) payable by the Old Westbury Non-U.S. Large Cap Fund under the Investment Advisory Agreement with Bessemer Investment Management LLC (the “Adviser”). Each of the elements of the Repositioning can be implemented without shareholder approval, except for the Proposed Fee Change, which will be described in further detail in proxy materials that will be provided to shareholders of the Old Westbury Non-U.S. Large Cap Fund. Given that the Repositioning is intended as an integrated initiative, the implementation of each of the contemplated changes for both of the Funds is subject to shareholder approval of the Proposed Fee Change for the Old Westbury Non-U.S. Large Cap Fund.

If the Proposed Fee Change is approved by shareholders, each of the changes will become effective on or about November 16, 2011 and will be reflected in a further amendment to the Funds’ registration statement. A brief summary of the changes follows:

Repositioning Element	Old Westbury U.S. Large Cap Fund	Old Westbury Non-U.S. Large Cap Fund

Fund Name	Old Westbury Large Cap Core Fund	Old Westbury Large Cap Strategies Fund

Principal Investment Strategies

The Fund pursues its investment goal by investing in a diversified portfolio of equity and equity-related securities throughout the world. Under normal circumstances, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in securities of large capitalization companies. The Adviser currently defines large capitalization companies as companies having, at the time of initial investment, a market capitalization equal to or greater than the largest 70% by market capitalization of the companies that comprise the S&P Global Broad Market Index. The Fund may continue to hold securities of companies whose market capitalizations fall below the foregoing threshold subsequent to the Fund’s investment in such securities. The Fund invests in a portfolio of securities the Adviser believes has the potential for long-term capital appreciation with lower volatility than the general equity markets. The Fund invests primarily in securities listed on bona fide securities exchanges or actively traded in over-the-counter markets. The securities may be listed or traded in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities. The Fund may also invest in government fixed income securities, exchange-traded funds (“ETFs”), and a variety of derivatives, including futures, options and other derivative instruments, to increase or to hedge, or protect, its exposure to, for example, movements in the securities markets.

The Fund pursues its investment goal by investing in a diversified portfolio of equity and equity-related securities throughout the world. Under normal circumstances, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in securities of large capitalization companies. The Adviser currently defines large capitalization companies as companies having, at the time of initial investment, a market capitalization equal to or greater than the largest 70% by market capitalization of the companies that comprise the S&P Global Broad Market Index. The Fund may continue to hold securities of companies whose market capitalizations fall below the foregoing threshold subsequent to the Fund’s investment in such securities.

The Fund employs multiple investment strategies the Adviser believes are complementary. The Fund invests in securities the Adviser believes have potential for above average returns, including securities that may be described as “growth” or “value” investments, and active currency strategies. The Fund invests primarily in securities listed on bona fide securities exchanges or actively traded in over-the-counter markets either within or outside the issuer’s domicile country. The securities may be listed or traded in the form of GDRs, American ADRs, EDRs or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities. The Fund may also invest in government fixed income securities, ETFs, and a variety of derivatives, including futures, options, swap contracts, and other derivative instruments, to increase or to hedge, or protect, its exposure to, for example, currency value fluctuations or movements in the securities markets.

The Adviser has engaged sub-advisers to make the day-to-day investment decisions for portions of the Fund’s portfolio.

Benchmark Index	S&P Global LargeCap Index	S&P Global LargeCap Index

Portfolio Managers

Mr. Marc D. Stern, President and Chief Investment Officer of the Adviser, will serve as Portfolio Manager of the Fund.

Mr. John Alexander Christie, Principal of the Adviser, will serve as a member of the investment team responsible for managing the Fund.

Ms. Lois Roman, Managing Director and Head of Global Equities for the Adviser, will serve as the Portfolio Manager of the Adviser’s portion of the Fund. Ms. Roman will be primarily responsible for the day-to-day investment management of the Adviser’s portion of the Fund and for implementing and monitoring the overall management of the Fund.

Mr. Alex Lloyd, Senior Vice President of the Adviser, will serve as a member of the investment team responsible for managing the Fund.

Mr. Harry Hagey, Jr., Principal of the Adviser, will serve as a member of the investment team responsible for managing the Fund.

Mr. Jeffrey A. Rutledge, Principal of the Adviser, will serve as a member of the investment team responsible for managing the Fund.

Oldfield Partners LLP (“Oldfield”) will be responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Richard Oldfield will serve as the portfolio manager of Oldfield’s portion of the Fund. Mr. Oldfield founded Oldfield in 2005.

Sands Capital Management, LLC (“Sands”) will be responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. David Levanson and Sunil Thakor will be the portfolio managers of Sand’s portion of the Fund. Mr. Levanson worked for Sands from 1992-1994 and rejoined Sands in 2002. Mr. Thakor joined Sands in 2004.

Investment Advisory Fee Rates	Not affected	First $1.25 billion of average net assets: 0.90% Second $1.25 billion to $2.5 billion of average net assets: 0.85% Average net assets exceeding $2.5 billion: 0.80%

Fee Waiver Commitments	Not affected

The Adviser will contractually commit through October 31, 2012, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 1.15% for the Fund. This commitment may be changed or terminated at any time with the approval of the Board.

Notice Relating to Old Westbury Global Small & Mid Cap Fund

IMPORTANT NOTICE REGARDING CHANGE IN PRINCIPAL INVESTMENT STRATEGIES

Effective immediately, the Old Westbury Global Small & Mid Cap Fund’s principal investment strategies are revised to define small- and mid-capitalization companies as companies having, at the time of initial investment, a market capitalization not greater than the smallest 40% by market capitalization of the companies that comprise the S&P Global Broad Market Index.

Accordingly, the first paragraph in the section entitled “Principal Investment Strategies” beginning on page 7 of the Prospectus is deleted in its entirety and replaced with the following:

          The Fund invests in a broad, diversified portfolio of common stocks of small and medium capitalization companies traded on a principal U.S. exchange or U.S. over-the-counter market, and stocks of small and medium capitalization non-U.S. companies in foreign countries, including emerging market countries. Under normal circumstances, the Fund invests at least 80% of its net assets, including borrowings for investment purposes, in securities of small and medium capitalization companies. The Adviser currently defines small and mid capitalization companies as companies having, at the time of initial investment, a market capitalization not greater than the smallest 40% by market capitalization of the companies that comprise the S&P Global Broad Market Index. These thresholds may change from time to time. The Fund may continue to hold securities whose market capitalizations exceed or fall below the foregoing thresholds subsequent to the Fund’s investment in such securities.

Notice Relating to Old Westbury Municipal Bond Fund

IMPORTANT NOTICE REGARDING ADDITION OF A NEW BENCHMARK

Effective immediately, the Old Westbury Municipal Bond Fund also compares its performance to the Lipper Short-Intermediate Municipal Debt Funds Index.

Accordingly, the following line is added to the table under the heading “Average Annual Total Returns (for the periods ended 12/31/10)” in the section entitled “Performance Information” beginning on page 22 of the Prospectus:

	1 Year	5 Years	10 Years

Lipper Short-Intermediate Municipal Debt Funds Index (reflects no deduction for taxes)	2.48%	3.54%	3.70%

The following is added to the section “Index Descriptions” on page 45 of the Prospectus:

          Lipper Short-Intermediate Municipal Debt Funds Index: The Lipper Short-Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. The Lipper index includes the expenses of the mutual funds included in the index.

Shareholders should retain this supplement for future reference.